August 8, 2024

BNY MELLON FUNDS TRUST

-BNY Mellon National Municipal Money Market Fund

Supplement to Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved the liquidation of BNY Mellon National Municipal Money Market Fund (the "Fund"), a series of the Trust, effective on or about October 21, 2024 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about September 18, 2024 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established for "sweep accounts" and by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), in the case of BNYM Adviser-sponsored retirement plans, or BNY Wealth ("BNYW"), in the case of BNYW-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after October 11, 2024. However, subsequent investments made by BNYW-sponsored retirement accounts ("BNYW Retirement Accounts") and BNYM Adviser-sponsored retirement accounts ("BNYM Adviser Retirement Accounts"), if any, pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after October 11, 2024. Please note that checks presented for payment to the Fund's transfer agent pursuant to the Fund's Checkwriting Privilege on or after the Liquidation Date will not be honored.

Fund shares held on the Liquidation Date in BNYW Retirement Accounts will be reallocated to other previously approved investment vehicles designated in account documents as determined by BNYW and/or a client's trustee or other fiduciary, where required, within BNYW's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date. Fund shares held on the Liquidation Date in BNYM Adviser Retirement Accounts will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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